EXHIBIT 10.01-04

AMENDMENT NO. 4 OF
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

PARTIES:
ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona," SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project," SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison," PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM," and EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso."
DATED: As of December 15, 1977.
WHEREAS, Arizona, Salt River Project, Edison, PNM and El Paso are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as

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of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, and Amendment No. 3, dated as of July 22, 1976 (hereinafter as so amended "Participation Agreement"):
WHEREAS, the Participants recognize that under certain circumstances it may be desirable that a Participant other than the Project Manager or Operating Agent acquire for the benefit of such Participant, and all other Participants as well, the fee title or other lesser property rights or interests in and to lands required for or useful in the construction, operation or maintenance of ANPP;
THEREFORE, in consideration of the premises and the mutual covenants and obligations of parties as hereinafter set forth, the parties hereto agree that the Participation Agreement be and hereby is amended as follows:
1.    Section 7.4 is amended to read as follows:
"7.4    Each Participant shall provide to the extent possible all assistance required by the Project Manager in the performance of its obligations hereunder and such Participant shall be reimbursed for its costs and expenses incurred in providing such assistance on such terms and conditions as may be agreed upon by such Participant and the Project Manager. Each Participant shall, within sixty (60) days after the execution of this Participation Agreement, submit to the Project Manager any special requirement it may have regarding accounting, records, or information in order that all

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required records may be maintained in the same manner throughout the construction and final completion of ANPP. The Project Manager shall use its best efforts to accommodate said special requirements. Where acquisition or immediate possession of rights-of-way, easements or real property are necessary, and the Project Manager and a Participant determine that such acquisition may best be accomplished by the Participant, the Project Manager shall request assistance of the Participant in writing and the assistance shall be provided in conformance with the terms of this paragraph."

2.	The Participation Agreement, as amended by this Amendment No. 4, shall remain in full force and effect.
WHEREFORE, the parties have executed this Amendment No. 4 as of the date first set forth above.

ARIZONA PUBLIC SERVICE COMPANY

		By	/s/ [ILLEGIBLE]
			Its	Executive Vice President

ATTEST:

/s/ [ILLEGIBLE]
Its	Assistant Secretary
SALT RIVER PROJECT AGRICULTURE IMPROVEMENT AND POWER DISTRICT

By
Its

ATTEST AND COUNTERSIGN:

Its

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SOUTHERN CALIFORNIA EDISON COMPANY

		By	/s/ [ILLEGIBLE]
			Its	Vice President

ATTEST:

/s/ [ILLEGIBLE]
Its	Assistant Secretary

PUBLIC SERVICE COMPANY OF NEW MEXICO

		By	/s/ C. D. Bedford
			Its	Vice President

/s/ B. B. Lopez
Its	Assistant Secretary

EL PASO ELECTRIC COMPANY

		By	/s/ [ILLEGIBLE]
			Its	Senior Vice President

ATTEST:

/s/ Theta S. Fields
Its	Secretary

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this /s/[ILLEGIBLE] day of December, 1977, before me, the undersigned Notary Public, personally appeared [ILLEGIBLE] and [ILLEGIBLE], who acknowledged themselves to be the [ILLEGIBLE] and [ILLEGIBLE] of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name

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of the company by themselves as such [ILLEGIBLE] and [ILLEGIBLE].

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/[ILLEGIBLE]
Notary Public

My commission expires:

My Commission Expires Aug. 30, 1981

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this ____ day of __________, 1977, before me, the undersigned Notary Public, personally appeared ______________________________ and ______________________________ who acknowledged themselves to be the ______________________________ and ______________________________ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such ______________________________ and ______________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:

___________________________

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this ______ day of ________________, 1977, before me, the undersigned Notary Public, personally appeared _______________________________________________ and _______________________________ who acknowledged themselves to be the __________________________________ and __________________________________ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that they as

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such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __________________ and __________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
_______________________

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)

On this 6th day of January, 1978, before me, the undersigned Notary Public, personally appeared [ILLEGIBLE] and [ILLEGIBLE], who acknowledged themselves to be the Vice President and Assistant Secretary of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such Vice President and Assistant Secretary.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLEGIBLE]
Notary Public
My commission expires:

Jan. 4, 1981

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this 6th day of January, 1978, before me, the undersigned Notary Public, personally appeared R. E. York and ______________________________, who acknowledged themselves to be the Senior Vice President

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and _______________________________ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such __________________________________ and _______________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Cecelia R. Shea
Notary Public
Cecelia R. Shea, Notary Public
in and for the County of El Paso County, Texas
My commission expires:	My commission expires 3-31-79
3-31-1979